YRC WORLDWIDE INC. Investor Presentation November 2020 Exhibit 99.1

The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission (the “SEC”). This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. We believe our presentation of Adjusted EBITDA is useful to investors and other users as these measures represent key supplemental information our management uses to compare and evaluate our core underlying business results, particularly in light of our leverage position and the capital-intensive nature of our business. Additionally, Adjusted EBITDA helps investors to understand how the company is tracking against our financial covenants in our UST Credit Agreements and New Term Loan Agreement (collectively the “TL Agreements”) as this measure is calculated as prescribed therein as Consolidated EBITDA and to determine certain incentive compensation. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. For additional information on Adjusted EBITDA and the TL Agreements, refer to our quarterly reports on Form 10-Q and other reports we file with the SEC. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Statements & disclaimers

We are North America's largest alliance of LTL regional and national networks, perfectly balanced with multi-mode freight brokerage solutions and easy-to-use technology

Today is a new day for YRC Worldwide



$4.9B 2019 Total Revenue	**~19M** Shipments Transported Annually	**~30,000** Employees
~333 Terminals	**90+** Years of experience	**~14,000 / ~45,000** Tractors / Trailers

YRC Worldwide Holland New Penn Reddaway YRC Freight HNRY Logistics

3

Holding Company to Move forward under the heritage yellow brand in 2021

Operational realignment and new reporting structure create new efficiencies Divisional, regional, and area operational reporting structure for Holland, New Penn, Reddaway, and YRC Freight are combined under a single leadership team 4 divisional and 17 operational areas supporting the entire network of terminals Enterprise-wide sales team Simplifying customer engagement with a single point of contact with the new enterprise-wide sales team Network optimization Building a common enterprise platform to create asset & network efficiencies to build density, reduce costs and improve service Terminal & network operations

CONSOLIDATION SCENARIO example of network optimization NETWORK OPTIMIZATION 6 key focus areas: Network Design and Facilities Linehaul Planning Routing and Interchange City Operations Dock and Yard Operations Visibility and Status TERMINAL B Company 2 TERMINAL A Company 1 TERMINAL C Company 2 TERMINAL A Company 1 Optimizing the network for increased efficiencies and service Immediate focus on gaining efficiencies and cost reductions through terminal cohabitation and consolidation Terminals in close proximity and with capacity are merged into one terminal Equipment, facility and employees are moved from B & C to generate cash proceeds and create synergies with routes, employees and equipment

Financial results

Financial results

COVENANT WAIVER THROUGH 3Q21 (in millions) LTM ADJUSTED EBITDA COVENANT

United States Treasury Funding Equity U.S. Treasury received 15.94 million shares of common stock and is the Companies largest shareholder at 29.6% Debt Financing U.S. Treasury loan provides two tranches of financing totaling $700 million Tranche A for $300 million is to cover short-term contractual obligations, certain other obligations including pension and healthcare payments and working capital. $245 million drawn on Tranche A as of September 30, 2020. Tranche B for $400 million will be used for reinvestment in trailers and tractors. First $75 million of Tranche B was drawn in October 2020.

Reinvesting In the business U.S. Treasury Tranche B Investments Expected to take delivery of ~300 new tractors and ~950 new trailers during 4Q 2020 Significant Additional CapEx Investments Include Technology Box trucks Containers Lift gates

($ in millions) Term Loan Lease Financing Obligations CDA Notes UST Tranche A CAPITAL STRUCTURE OVERVIEW Tranche A of $300M covers short-term contractual obligations and certain other obligations including pension and healthcare payments and will carry a variable interest rate, currently determined by LIBOR (subject to a floor of 1%), plus 3.5%, consisting of 1.5% cash and the remainder paid-in-kind (PIK). The UST Tranche A loan balance of $246.7M includes $1.7M of PIK interest as of 9/30/20. Tranche B of $400M will be used for essential capital investment in trailers and tractors and is expected to carry a variable interest rate, currently determined by LIBOR (subject to a floor of 1%), plus 3.5% in cash. UST Tranche B conclusion Strong industry position, North America’s largest alliance of LTL national and regional networks Experienced Senior Leadership Team and Board of Directors Network optimization initiative continues and will create operational opportunities that expand revenue, accelerate cost reductions and improve productivity Despite economic challenges created by the COVID-19 shutdowns, improved liquidity through 3Q2020 CARES Act funding creates significant opportunity to replenish the fleet through purchasing Reinvestment in the business expected to drive improved results and position the Company for future profitability and growth

Appendix

Operating statistics – THIRD QUARTER (a) Percent change based on unrounded figures and not the rounded figures presented

OPERATING STATISTICS – FIRST THREE QUARTERS (a) Percent change based on unrounded figures and not the rounded figures presented

($ in millions) Adjusted Ebitda reconciliation YRCW Inc. Reconciliation of Net (Loss) Income to Adjusted EBITDA LTM LTM LTM LTM LTM LTM LTM **Make sure to do "ignore error" to get rid of green triangles YRCW Consolidated 2015 2016 2017 2018 2019 2Q 2018 2Q 2019 3Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2018 1Q 2019 2Q 2019 3Q 2019 1Q 2020 2Q 2020 3Q 2020 Reconciliation of net income (loss) to adjusted EBITDA Net income (loss) $0.7 $21.5 $-10.8 $20.2 $-,103.99999999999928 $14.4 $-23.6 $-16 $4.3 $-37.099999999999909 $-2 $20.2 $-14.299999999999862 $-52.299999999999869 $-71.199999999999875 $-50.599999999999831 $-64.099999999999739 $-50.099999999999739 Interest expense, net 107.1 103 102.4 104.5 109.9 25.5 27.799999999999997 27.7 28.2 40.200000000000003 33.4 104.5 105.5 107.8 109.3 111.60000000000001 124.00000000000001 129.70000000000002 Income tax (benefit) expense -5.0999999999999996 3.1 -7.3 11.1 -4.3 10.4 9.1 -0.5 -0.4 -7.5 -10.9 11.1 14.3 13.000000000000002 7.8000000000000007 5 -11.6 -22 Depreciation and amortization 163.69999999999999 159.80000000000001 147.69999999999999 147.69999999999999 152.4 37.599999999999994 38.5 37.200000000000003 35.700000000000003 34.200000000000003 32.5 147.69999999999999 150 150.9 153.19999999999999 148.10000000000002 143.80000000000001 139.10000000000002 EBITDA $266.39999999999998 $287.39999999999998 232 283.5 154.00000000000074 $87.899999999999991 51.8 48.400000000000006 67.800000000000011 29.800000000000097 53 $283.5 $255.50000000000011 219.40000000000015 199.10000000000011 214.10000000000019 192.10000000000028 196.7000000000003 Adjustments pursuant to Term Loan Agreement: (Gains) losses on property disposals, net 1.9 -14.6 -0.6 -20.8 -13.7 2.2000000000000002 -6.1999999999999993 1 -39.299999999999997 -6 0 -20.8 -22.4 -30.8 -31.700000000000003 -54.599999999999994 -54.4 -55.4 Noncash reserve changes 0 0 0 0 16.100000000000001 0 16 -2 0.3 2.7 0 0 0 16 14 16.400000000000002 3.1000000000000014 5.1000000000000014 Impairment charges 0 0 0 0 8.1999999999999993 0 0 0 0 0 0 0 8.1999999999999993 8.1999999999999993 8.1999999999999993 0 0 0 Letter of credit expense 8.8000000000000007 7.7 6.8 6.6 6.5 1.7 1.6 1.6 1.6 1.6 2 6.6 6.5 6.4 6.4 6.5 6.5 6.9 Permitted dispositions and other 0.4 3 1.2 0.3 -0.9 0.19999999999999996 0 0.1 0.2 0 0.3 0.3 -1.3000000000000003 -1.5 -1 0.4 0.4 0.60000000000000009 Equity-based compensation expense 8.5 7.3 6.5 6.3 6.3 3.1999999999999997 1.1000000000000001 1.8 2 1.2000000000000002 1.1000000000000001 6.3 6.9999999999999991 4.9000000000000004 5.9999999999999991 6 6.1000000000000005 5.4 Loss on extinguishment of debt 0.6 0 0 0 11.2 0 0 11.2 0 0 0 0 0 0 11.2 11.2 11.2 0 Non-union pension settlement charge 28.7 0 7.6 10.9 1.8 0 0 1.7 0 0 1.9 10.9 10.9 10.9 5.4 1.8 1.8 2 Other, net #REF! #REF! 2.2999999999999998 0.1 2.9 1.4 1 0.2 -1.6 2.1 1 0.1 2.2999999999999998 1.9 1.2 0.19999999999999973 1.3 2.1 Expense amounts subject to 10% threshold: 5.0999999999999996 0 8.1 COVID-19 0 0 0 0.2 3.6999999999999997 0 0 0 0 0 0.2 3.9 3.9 Other, net 20.9 18.2 3.8 4.0999999999999996 1.3 2.9 2.8000000000000003 3.1 7.7 25.5 25.799999999999997 23.500000000000004 12.4 11.1 12.9 Adjusted EBITDA prior to 10% threshold 274.2000000000001 307.8 210.60000000000073 96.600000000000009 69.399999999999991 65.300000000000011 34.100000000000016 37.900000000000098 62.4 294.60000000000002 292.2000000000001 261.20000000000016 242.30000000000007 214.60000000000019 183.10000000000028 180.2000000000003 Adjustments pursuant to TTM calculation 0.2 0 0 0 0 0 -2.1 0.6 0 0 -0.4 2.2999999999999998 0 -2.1 -1.5 0 0 -0.4 hardcode for LTM! Adjusted EBITDA #REF! #REF! $274.2000000000001 $307.8 $210.60000000000073 $96.600000000000009 $67.3 $65.900000000000006 $34.100000000000016 $37.900000000000098 $62 $591.5 $292.2000000000001 $259.10000000000014 $240.80000000000007 $214.60000000000019 $183.10000000000028 $179.8000000000003

Cash flow Free cash flow = operating cash flow less acquisitions of property and equipment, net of cash proceeds from disposals During Q4 2018, the Company recognized cash proceeds on the sale of a terminal of approximately $32 million During Q4 2019, the Company recognized cash proceeds on the sale of terminals of approximately $16 million During Q1 2020, the Company recognized cash proceeds on the sale of terminals of approximately $44 million

NASDAQ: YRCW Tony Carreño Vice President - Investor Relations (913) 696-6108 investor@yrcw.com Investor relations WEBSITE YRCW.COM